UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 25, 2005

HARRIS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-3863	34-0276860

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1025 West NASA Blvd., Melbourne, FL	32919

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (321) 727-9100

No Change

(Former name or former address, if changed since last report.)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Item 8.01 Other Events.
Item 9.01 Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
Exhibit 3.1 By-laws of Harris Corporation
Exhibit 99.1 Press Release

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 25, 2005, the Board of Directors of Harris Corporation (“Harris”) adopted an amendment to Harris’ By-Laws adding a new Article IX which, among other things, permits Harris to issue shares of stock in either certificated or uncertificated form; however, if Harris issues shares of stock in uncertificated form, Harris is required to provide a physical share certificate to any holder of uncertificated shares who so requests. In addition, the amendment makes formal provision for certain other matters relating to Harris’ stock, including contents of share certificates; signatures on share certificates; transfer agents and registrars; lost, stolen or destroyed share certificates and issuance of new certificates; transfers of shares of stock; and registered shareholders. The amendment was adopted in preparation for Harris becoming part of Depository Trust Company’s Direct Registration System for publicly traded securities for the registration of Harris common stock and became effective immediately upon adoption. The foregoing summary of the amendment does not purport to be complete and is qualified in its entirety by reference to the full text of Harris’ By-Laws, as amended and restated, filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated in this Item 5.03 by reference.

Item 8.01 Other Events.

On February 25, 2005, Harris issued a press release announcing that the Board of Directors of Harris has declared a two-for-one stock split to be effected in the form of a 100% stock dividend consisting of authorized but unissued shares of Harris common stock, par value $1.00 per share. The stock dividend will be distributed on March 30, 2005 to stockholders of record as of the close of business on March 14, 2005, on the basis of one share of Harris common stock distributable for every one share of Harris common stock issued and outstanding. Further, Harris has adjusted the number of shares of common stock reserved under its various equity based agreements and compensation plans and the stock split also will result in an adjustment to the conversion ratio of Harris’ 3.5% Convertible Debentures due 2022. The full text of Harris’ press release announcing such action is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated in this Item 8.01 by reference.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

The following exhibits are filed with this Current Report on Form 8-K:

3.1	By-Laws of Harris Corporation, as amended and restated effective February 25, 2005.

99.1	Press Release, issued by Harris Corporation on February 25, 2005.

1

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARRIS CORPORATION
	By:	/s/ Scott T. Mikuen
		Name:	Scott T. Mikuen
Date: February 28, 2005		Title:	Vice President-Associate General Counsel and Corporate Secretary

2

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

3.1	By-Laws of Harris Corporation, as amended and restated effective February 25, 2005.

99.1	Press Release, issued by Harris Corporation on February 25, 2005.

3